UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

                        Date of Report: October 28, 1999



                             WILD OATS MARKETS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                   0-21577                 84-1100630
(State or other jurisdiction of   (Commission File         (I.R.S. Employer
incorporation or organization)       Number)             Identification Number)

                               3375 Mitchell Lane
                             Boulder, Colorado 80301
          (Address of principal executive offices, including zip code)

                                 (303) 440-5220
              (Registrant's telephone number, including area code)



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                                         TABLE OF CONTENTS

                                                                            Page

Item 5.  Other Events.                                                         1

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.   1

SIGNATURES                                                                     1


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Item 5.  Other Events

The Registrant issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K on October 28, 1999.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1        Press Release of the Registrant Dated October 28, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 28th day of October, 1999.

                       Wild Oats Markets, Inc.

                       By  /s/ Mary Beth Lewis
                             Mary Beth Lewis

                             Executive Officer and Chief Financial Officer (Principal Financial and Accounting Officer)